UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2021

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	51-0394637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaYarden 4, pob 1026,

Airport City, Israel 7010000

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code +972-3-600-9030

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MYSZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 below, on December 30, 2021, at the 2021 annual meeting of stockholders (the “Annual Meeting”) of My Size, Inc. (the “Company”) the Company’s stockholders approved an amendment to the My Size, Inc. 2017 Equity Incentive Plan (“2017 Plan”) to increase the shares reserved for issuance under the 2017 Plan from 1,450,000 to 5,770,000 shares (the “2017 Plan Amendment”). The 2017 Plan Amendment was previously adopted by the Company’s board of directors subject to stockholder approval. The 2017 Plan and the 2017 Plan Amendment are described in greater detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (“SEC”) on December 6, 2021 (the “Proxy Statement”), under the caption “Approval of an Amendment to the My Size, Inc. 2017 Equity Incentive Plan to Increase the Reservation of Common Stock for Issuance Thereunder to 5,770,00 Shares From 1,450,000 Shares,” which disclosure is incorporated herein by reference. The description of the 2017 Plan as amended by the 2017 Plan Amendment contained in the Proxy Statement is qualified in its entirety by reference to the full text of the 2017 Plan as amended by the 2017 Plan Amendment, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 30, 2021, the Company held its Annual Meeting for the following purposes: (1) to elect five directors, (2) to approve the Company’s Stockholder Rights Plan, (3) to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to classify the board of directors into three classes with staggered three-year terms, (4) to approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 100,000,000 shares to 250,000,000 shares, (5) to approve an amendment to the 2017 Plan to increase the reservation of common stock for issuance thereunder to 5,770,000 shares from 1,450,000 shares, and (6) to ratify the appointment of Somekh Chaikin as the Company’s independent public accountant for the fiscal year ending December 31, 2021. A total of 15,988,761 shares of common stock constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. With the exception of Proposal 3, all matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and the director nominees were elected.

On November 4, 2021, the Company entered into a settlement agreement with David Lazar and certain affiliates and director nominees. A description of the settlement is included in the Proxy Statement under the caption “Certain Relationships and Related Transactions, and Director Independence – Settlement Agreement with Lazar Parties” which disclosure is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the settlement agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2021 and is incorporated herein by reference.

Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting and the final voting results on each such matter.

Proposal 1. Election of five directors to serve on the Company’s board of directors until the 2022 annual meeting of stockholders or until their successors are elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Ronen Luzon	11,850,411	627,673	3,510,675
Arik Kaufman	11,918,868	559,216	3,510,675
Oren Elmaliah	11,923,419	554,665	3,510,675
Oron Braniztky	11,922,276	555,808	3,510,675
Guy Zimmerman	11,922,109	555,975	3,510,675

Proposal 2. Approval of the Company’s Stockholder Rights Plan:

For	Against	Abstain	Broker Non-Votes
11,804,571	579,135	94,378	3,510,675

Proposal 3. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to classify the board of directors into three classes with staggered three-years terms.

The information set forth in Item 8.01 of this Current Report is incorporated into this Item 5.07 by reference.

Proposal 4. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 100,000,000 shares to 250,000,000 shares:

For	Against	Abstain	Broker Non-Votes
14,373,846	1,577,290	37,623	0

Proposal 5. Approval of an amendment to the My Size 2017 Equity Incentive Plan to increase the reservation of common stock for issuance thereunder to 5,770,000 shares from 1,450,000 shares:

For	Against	Abstain	Broker Non-Votes
11,645,126	821,103	11,857	3,510,675

Proposal 6. Ratification of the appointment of Somekh Chaikin as the Company’s independent public accountant for the fiscal year ending December 31, 2021:

For	Against	Abstain	Broker Non-Votes
14,868,445	1,045,986	74,330	0

Item 8.01	Other Events.

With respect to Proposal 3 regarding the amendment to the Company’s Amended and Restated Certificate of Incorporation to classify the board of directors into three classes with staggered three-year terms, the Annual Meeting was adjourned to January 6, 2022, at 10:00 a.m. Eastern Time. The adjourned Annual Meeting will be held at the Offices of Barnea Jaffa Lande & Co Law Offices, located at 58 HaRakevet Street, Tel Aviv 6777016, Israel. The purpose of the adjournment is to allow additional time for the Company’s stockholders to vote on Proposal 3.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	My Size, Inc. Amendment to the My Size, Inc. 2017 Equity Plan (incorporated by reference to Appendix D to the Company’s definitive proxy statement filed with the SEC on December 6, 2021).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: January 3, 2022	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer